UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 5, 2014

MICREL, INCORPORATED
(Exact name of Registrant as Specified in its Charter)

California	001-34020	94-2526744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2180 Fortune Drive, San Jose, California, 95131
(Address of Principal Executive Offices)
(408) 944-0800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2014, Michael J. Callahan, a member of the Board of Directors of Micrel, Inc. (the "Company") passed away. Mr. Callahan served on the Board of Directors since May 2005 and was a member of its Audit Committee and Compensation Committee at the time of his passing.
On August 8, 2014, the Company issued a press release regarding Mr. Callahan's passing. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Micrel, Incorporated dated August 8, 2014 regarding passing of Michael J. Callahan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
MICREL, INCORPORATED
(the Registrant)

By:	/s/ ROBERT E. DEBARR
Name:	Robert E. DeBarr
Title:	Chief Financial Officer and Vice President of Finance and Human Resources

Date: August 8, 2014

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release of Micrel, Incorporated dated August 8, 2014 regarding passing of Michael J. Callahan